UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

KELLOGG COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareowner Meeting to Be Held on April 23, 2010

Meeting Information
	Meeting Type:	Annual
KELLOGG COMPANY	For holders as of:	March 2, 2010
	Date: April 23, 2010	Time: 1:00 p.m. ET
Location: W. K. Kellogg Auditorium
50 West Van Buren Street
Battle Creek, MI 49107 Admission Ticket - not transferable

POST OFFICE BOX 3599 ONE KELLOGG SQUARE BATTLE CREEK, MI 49016-3599	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you plan to attend the Annual Meeting, please present this Notice to gain admittance to the meeting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M20639-P90302

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT            ANNUAL REPORT/10-K

  How to View Online:

  Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

                                3) BY E-MAIL*:              sendmaterial@proxyvote.com

  *     If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. To obtain directions to the Annual Meeting, please contact Investor Relations at (269) 961-2800 or at investor.relations@kellogg.com. At the Meeting you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M20640-P90302

Voting Items
The Board of Directors recommends a vote FOR each of the nominees for director in Proposal 1.
1. Election Of Directors (term expires 2013)
Nominees:
01) Benjamin Carson
02) Gordon Gund
03) Dorothy Johnson
04) Ann McLaughlin Korologos

The Board of Directors recommends a vote FOR Proposal 2.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as Kellogg’s independent registered public accounting firm for fiscal year 2010.

The Board of Directors recommends a vote AGAINST Proposal 3.

3. Shareowner proposal to adopt simple majority vote.

M20641-P90302

M20642-P90302

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareowner Meeting to Be Held on April 23, 2010

Meeting Information
	Meeting Type:	Annual
KELLOGG COMPANY	For holders as of:	March 2, 2010
	Date: April 23, 2010	Time: 1:00 p.m. ET
Location: W. K. Kellogg Auditorium
50 West Van Buren Street
Battle Creek, MI 49107

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M21106-P90123

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT            ANNUAL REPORT/10-K

  How to View Online:

  Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

                                3) BY E-MAIL*:              sendmaterial@proxyvote.com

  *     If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M21107-P90123

Voting Items
The Board of Directors recommends that you vote FOR the following:
1. Election Of Directors (term expires 2013)
Nominees:
01) Benjamin Carson
02) Gordon Gund
03) Dorothy Johnson
04) Ann McLaughlin Korologos

The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of the appointment of PricewaterhouseCoopers LLP as Kellogg’s independent registered public accounting firm for fiscal year 2010.

The Board of Directors recommends you vote AGAINST the following proposal:

3. Shareowner proposal to adopt simple majority vote.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M21108-P90123

Voting Instructions

M21109-P90123